SECURITIES AND EXCHANGE COMMISSION

     Washington, D.C. 20549

     FORM 8-K

     CURRENT REPORT

     Pursuant to Section 13 or 15(d) of
     the Securities and Exchange Act of 1934


     Date of Report (Date of Earliest Event Reported):
     October 1, 1999



     ORBIT INTERNATIONAL CORP.



     (Exact Name of Registrant as Specified in its Charter)

    Delaware                       0-3936                      11-1826363
(State or other                    (Commission File         (IRS Employer
 jurisdiction of               Number)             Identification
 incorporation)                                    No.)

     80 Cabot Court
              Hauppauge, NY 11788
     (Address of principal executive offices)

     Registrant's Telephone Number, including area code: (516) 435-8300



                             Not Applicable
     (Former Address, if changed since last report)







Item 5.  Other Events

Annexed hereto as Exhibit A is a press release issued by Orbit International Corp. on
October 1, 1999.

     SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: October 5, 1999

ORBIT INTERNATIONAL CORP.



By: /s/ Dennis Sunshine
     Name: Dennis Sunshine
     Title:    President and Chief Executive Officer


     Exhibit Index

Exhibit                            Page No. in Sequential Numbering System

Press Release of Orbit International Corp.
 dated October 1, 1999                            6

     Exhibit A

CONTACT                            FOR IMMEDIATE RELEASE
Mitchell Binder                         October 1, 1999
 tc \l1 "Mitchell Binder                     October 1, 1999 516-435-8300


ORBIT INTERNATIONAL CORP ANNOUNCES
 tc \l2 "ORBIT INTERNATIONAL CORP ANNOUNCES
APPROVAL OF ONE-FOR-THREE REVERSE STOCK SPLIT tc \l2 "APPROVAL OF ONE-FOR-THREE REVERSE STOCK SPLIT


Hauppauge, New York, October 1, 1999-Orbit International Corp.(NASDAQ:ORBT) today announced that its shareholders have approved at a Special Meeting an Amendment to the
Company's Certificate of Incorporation to effect a one-for-three reverse stock split of the
Company's outstanding stock.

The Company previously announced that it did not meet the requirements to maintain its listing on the Nasdaq National Market and had intended to transfer its listing to the Nasdaq SmallCap
Market.
 The Company currently meets all the requirements for listing on the SmallCap Market with the exception of the minimum bid price of $1. The approval of this one-for-three reverse stock split now puts the Company in compliance with the requirements of a SmallCap listing.

The Company will be attending a hearing on October 7, 1999 before a Panel authorized by The
Nasdaq Stock Market Board of Directors at which time the Company's application to the
SmallCap
Market will be evaluated.

Orbit International Corp., based in Hauppauge, is involved in the manufacture of customized electronic components and subsystems for military and nonmilitary government applications. Its
Behlman Electronics, Inc. subsidiary manufactures and sells high quality commercial power units and low noise uninterruptable power supplies (UPS). The Behlman military division designs, manufactures and sells power units and electronic products for measurement and display. For a more detailed discussion of the risks inherent in the Company's business the reader is referred to the
Company's Annual Report on Form 10-K for the fiscal year ended December 31,
1998.

This press release contains "forward looking statements", within the meaning of the Private
Securities Litigation Reform Act of 1995, regarding the Company's expectations relating to its continued listing on Nasdaq. These forward-looking statements involve known and unknown risk, uncertainties and other factors that could cause the actual future results of the Company to be materially different from such forward looking statements. Factors that might result in such differences include, without limitation, variable market conditions and changing needs of the defense sector and the Company's customers. The forward-looking statements contained herein are also subject generally to other risks and uncertainties that are described from time to time in the
Company's reports and registration statements filed with the Securities and Exchange Commission.







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